UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2011

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879

(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 2, 2011, the Department of Energy (or DOE) executed the previously negotiated amendments to the Common Agreement by and among Stephentown Regulation Services, LLC, as Borrower; the DOE, as Credit Party; the DOE, as Loan Servicer; and Midland Loan Services, Inc., as Administrative Agent and Collateral Agent, and to the related Corporate Guarantee of the Registrant issued to the DOE and the Collateral Agent.  These amendments were described in the Registrant’s Quarterly Report on Form 10-Q, filed May 10, 2011 under Part II, Item 5 of such report (the “Quarterly Report”).  The amendments became effective upon the DOE’s signature.  The description of the material terms of these amendments is hereby incorporated by reference from the Quarterly Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: June 3, 2011	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer